UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 24, 2015

Genesis Healthcare, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	001-33459	20-3934755
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

101 East State Street Kennett Square, PA	19348
(Address of Principal Executive Offices)	(Zip Code)

(610) 444-6350

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

As previously reported, on February 2, 2015, Genesis Healthcare, Inc. (f/k/a Skilled Healthcare Group, Inc.) (the “Company”) and FC-GEN Operations Investment, LLC (“FC-GEN”) completed the combination of the business and operations of the Company and FC-GEN (the “Combination”) pursuant to the Purchase and Contribution Agreement, dated as of August 18, 2014, as amended.  The Combination was treated as a “reverse acquisition” for accounting purposes and, as such, the historical financial statements of the accounting acquirer, FC-GEN, became the historical financial statements of the Company.

Certain historical financial statements of FC-GEN as of December 31, 2014 and 2013 and for the three fiscal years period ended December 31, 2014, together with Management’s Discussion and Analysis of Financial Condition and Results of Operations, are filed hereto as Exhibit 99.1 and incorporated herein by reference.  In addition, certain historical financial statements of Sun Healthcare Group, Inc., which was acquired by FC-GEN on December 1, 2012, are filed hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG LLP (as to the consolidated financial statements of FC-GEN Operations Investment, LLC).

23.2	Consent of PriceWaterhouseCoopers LLP (as to the consolidated financial statements of Sun Healthcare Group, Inc.).

99.1	Financial statements of FC-GEN Operations Investment, LLC and Management’s Discussion and Analysis of Financial Condition and Results of Operations of FC-GEN Operations Investment, LLC.

99.2

Audited consolidated financial statements of Sun Healthcare Group, Inc. as of December 31, 2011 and 2010 and for the three years ended December 31, 2011 and unaudited interim financial statements as of September 30, 2012 and for the three and nine month periods ended September 30, 2012 and 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS HEALTHCARE, INC.

Date: July 24, 2015	By:	/s/ Michael S. Sherman
Michael S. Sherman
Senior Vice President, General Counsel,
Secretary and Assistant Treasurer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG LLP (as to the consolidated financial statements of FC-GEN Operations Investment, LLC).

23.2	Consent of PriceWaterhouseCoopers LLP (as to the consolidated financial statements of Sun Healthcare Group, Inc.).

99.1	Financial statements of FC-GEN Operations Investment, LLC and Management’s Discussion and Analysis of Financial Condition and Results of Operations of FC-GEN Operations Investment, LLC.

99.2

Audited consolidated financial statements of Sun Healthcare Group, Inc. as of December 31, 2011 and 2010 and for the three years ended December 31, 2011 and unaudited interim financial statements as of September 30, 2012 and for the three and nine month periods ended September 30, 2012 and 2011.